UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.
	PSNH FUNDING LLC 3 (Delaware) C/O Public Service Company of New Hampshire Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 (781) 441-8127	82-4087442

1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (Depositor and Sponsor) (New Hampshire) Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 (800) 286-5000	02-0181050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

PSNH Funding LLC 3	☐

Public Service Company of New Hampshire	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PSNH Funding LLC 3	☐

Public Service Company of New Hampshire	☐

Item 1.01.   Entry into a Material Definitive Agreement.

On May 8, 2018, PSNH Funding LLC 3 (the “Issuing Entity”) completed the issuance and sale of $635,663,200 aggregate principal amount of Rate Reduction Bonds, Series 2018-1 (the “RRBs”). The RRBs have been issued in three tranches: (i) $235,900,000 aggregate principal amount of Tranche A-1 Rate Reduction Bonds, Series 2018-1, maturing in 2026 and bearing interest at a rate of 3.094% per year, (ii) $111,600,000 aggregate principal amount of Tranche A-2 Rate Reduction Bonds, Series 2018-1, maturing in 2028 and bearing interest at a rate of 3.506% per year and (iii) $288,163,200 aggregate principal amount of Tranche A-3 Rate Reduction Bonds, Series 2018-1, maturing in 2035 and bearing interest at a rate of 3.814% per year.

The RRBs were issued pursuant to a Base Indenture dated as of May 8, 2018, by and between the Issuing Entity and The Bank of New York Mellon, as Indenture Trustee and Securities Intermediary (the “Base Indenture”) and a Series Supplement dated as of May 8, 2018, by and between the Issuing Entity and The Bank of New York Mellon as Indenture Trustee and Securities Intermediate (together with the Base Indenture, the “Indenture”). In connection with the issuance of the RRBs, the Issuing Entity entered into a Servicing Agreement dated as of May 8, 2018 with Public Service Company of New Hampshire (“PSNH”) as Servicer (the “Servicing Agreement”), a Purchase and Sale Agreement dated as of May 8, 2018 with PSNH as Seller (the “Purchase and Sale Agreement”) and an Administration Agreement dated as of May 8, 2018 with PSNH as Administrator (the “Administration Agreement”).

The terms of the RRBs and each of the Indenture, the Servicing Agreement, the Purchase and Sale Agreement and the Administration Agreement are described in the Prospectus dated May 1, 2018 (the “Prospectus”), which was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(1) promulgated under the Securities Act of 1933, as amended, by the Issuing Entity and PSNH. The descriptions of the Indenture, the Servicing Agreement, the Purchase and Sale Agreement and the Administration Agreement in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Indenture, the Servicing Agreement, the Purchase and Sale Agreement and the Administration Agreement, which are attached as Exhibits 4.1, 4.2, 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of May 8, 2018, the Issuing Entity adopted an Amended and Restated Limited Liability Company Agreement (the “A&R LLC Agreement”), in connection with the issuance of RRBs. PSNH, the sole member of the Issuing Entity, previously approved the A&R LLC Agreement. The A&R LLC Agreement is described in the Prospectus. The description of the A&R LLC Agreement in the Prospectus is not complete and is qualified in its entirety by reference to the full text of the A&R LLC Agreement, which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.2	Amended and Restated Limited Liability Company Agreement of PSNH Funding LLC 3, effective as of May 8, 2018
4.1	Indenture, dated as of May 8, 2018, by and between PSNH Funding LLC 3 and The Bank of New York Mellon, as Indenture Trustee and Securities Intermediary
4.2	Series Supplement, dated as of May 8, 2018, by and between PSNH Funding LLC 3 and The Bank of New York Mellon, as Indenture Trustee and Securities Intermediary
10.1	Servicing Agreement, dated as of May 8, 2018, by and between PSNH Funding LLC 3 and Public Service Company of New Hampshire, as Servicer
10.2	Purchase and Sale Agreement, dated as of May 8, 2018, by and between PSNH Funding LLC 3 and Public Service Company of New Hampshire as Seller
10.3	Administration Agreement, dated as of May 8, 2018, by and between PSNH Funding LLC 3 and Public Service Company of New Hampshire as Administrator

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE, as Servicer on behalf of PSNH FUNDING LLC 3

	By:	/s/ Jay S. Buth
Jay S. Buth
Vice President, Controller and Chief Accounting Officer

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

	By:	/s/ Jay S. Buth
Jay S. Buth
Vice President, Controller and Chief Accounting Officer

Date: May 11, 2018